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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): October 8, 1998
                                                  ---------------


                             ECC International Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        001-8988                                        23-1714658
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(Commission File Number)                    (I.R.S. Employer Identification No.)


2001 West Oak Ridge Road
Orlando, Florida                                        32839-3981
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(Address of Principal Executive Offices)                (Zip Code)


                                 (407) 859-7414
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.      OTHER EVENTS.

         On October 8, 1998, ECC International Corp, (the "Company") entered into a Forbearance Agreement and Amendment (the "Forbearance Agreement"), by and among the Company, First Union National Bank (the "Bank"), ECC Simulation Limited, ECC International, Inc. and Educational Computer Corporation International, Inc., pursuant to which, among other things, the Bank agreed to forbear from taking action with respect to certain "Events of Default" existing under the Term Loan and Revolving Credit Agreement dated as of September 20, 1994, as amended, until the earlier of (i) January 11, 1999 and (ii) the occurrence of a default under the Forbearance Agreement. The Bank shall have the right to terminate the Forbearance Agreement in the event that the Company does not deliver to the Bank on or before November 30, 1998 a fully executed commitment letter from a financial institution reasonably acceptable to the Bank providing for the consummation of a refinancing of and repayment in full of all obligations on or before January 11, 1999. As of October 8, 1998, such obligations totaled approximately $11.6 million, plus accrued but unpaid interest. In addition, the Forbearance Agreement requires the Company to maintain certain minimum available cash balances in accounts at the Bank until January 11, 1998. There can be no assurance that the Company will be successful in obtaining such commitment letter on terms acceptable to the Company, or at all, or that the Company will be able to maintain such minimum available cash balances.

     The foregoing description of the Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forbearance Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     EXHIBITS.

     10.1 Forbearance Agreement and Amendment, dated as of October 8, 1998, by and among the Registrant, First Union National Bank, ECC Simulation Limited, ECC International, Inc. and Educational Computer Corporation International, Inc.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 19, 1998                        ECC INTERNATIONAL CORP.
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                                                   (Registrant)



                                    By: /s/ James C. Garrett
                                        ----------------------------------------
                                        James C. Garrett
                                        President and Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

 10.1 Forbearance Agreement and Amendment, dated as of October 8, 1998, by and among the Registrant, First Union National Bank, ECC Simulation Limited, ECC International, Inc. and Educational Computer Corporation International, Inc.